Exhibit 10.65

                  SECOND AGREEMENT AND AMENDMENT (the "Agreement"), effective as of January 22, 2001, by and among Incara Pharmaceuticals Corporation, a Delaware corporation (the "Company"), Elan International Services, Ltd. ("EIS"), a Bermuda exempted limited liability company and a wholly owned subsidiary of Elan Corporation, plc, an Irish public limited liability company ("Elan"), and Elan Pharma International Limited, an Irish private limited liability company and a wholly owned subsidiary of Elan and an affiliate of EIS ("EPIL").
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RECITALS:
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         WHEREAS, the Company, EIS and EPIL have entered into a Securities
Purchase Agreement dated as of December 21, 2000 (the "Purchase Agreement"), pursuant to which the Company issued and sold to EIS, and EIS purchased from the Company, (i) 12,015 shares of the Company's Series C Preferred Stock, par value U.S.$0.01 per share (the "Series C Preferred Stock"), (ii) a warrant to purchase up to 22,191 shares of the Company's Series B Preferred Stock, par value U.S.$0.001 per share (the "Series B Preferred Stock"), (iii) 28,457 shares of Series B Preferred Stock and (iv) 825,000 shares of common stock, par value U.S.$0.001 per share of the Company (the "Incara Common Stock"). The Company further issued and sold to EPIL, and EPIL purchased from the Company, a convertible promissory note of the Company (the "Note"), amounts in respect of which shall be disbursed from time to time in an aggregate amount of up to U.S.$4,806,000 in accordance with its terms and subject to the conditions contained therein. The rights, preferences and privileges of the Series B Preferred Stock and Series C Preferred Stock are as set forth in the Company's Certificate of Designations, Preferences and Rights, filed with the Secretary of State of the State of Delaware on January 19, 2001 (the "Certificate of Designations");

         WHEREAS, the parties desire to amend the Certificate of Designations to clarify liquidation rights and the definition of a "Liquidation Event"; and

         NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants contained herein, the sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

         2. Amendment to the Certificate of Designations. The parties agree that the Certificate of Designations shall be amended, by the filing of an amendment to the Certificate of Designations with the Secretary of State of the State of Delaware, as follows:

                  2.1 Section 3 of Article I of the Certificate of Designations shall be amended and restated in its entirety to read as follows:

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                  "3.      Liquidation. In the event of any Wind-up or Asset
                           Sale (each as defined in clauses (i) and (ii), respectively, of the definition of Liquidation Event in Article IV below), whether voluntary or involuntary, the holders of Series B Preferred Stock shall have the right to receive, pari passu with the holders of the Common Stock and subject to the rights of the holders of Series C Preferred Stock and any other senior class or series of capital stock of the Corporation, the assets of the Corporation in proportion to the number of shares of Common Stock held by each such holder (assuming, for such purposes, the holders of Series B Preferred Stock are deemed to hold that number of shares of Common Stock equal to the number of shares of Common Stock into which such shares of Series B Preferred Stock are then convertible)."

                  2.2 Section 5(e)(ii) of Article I of the Certificate of Designations shall be amended and restated in its entirety to read as follows:

                           "(ii) The Corporation shall give written notice to
                  all holders of Series B Preferred Stock at least 10 days prior to the date on which the Corporation closes its books or takes a record (A) with respect to any dividend or distribution upon Common Stock, (B) with respect to any pro rata subscription offer to holders of Common Stock, or (C) for determining rights with respect to any Significant Transaction or Liquidation Event."

                  1.3 Section 5(c) of Article II of the Certificate of Designations shall be amended and restated in its entirety to read as follows:

                                    "(c) Conversion upon Occurrence of
                  Significant Transaction. Upon the occurrence of a Significant Transaction, the Corporation and any holder of Series C Preferred Stock may convert all or any portion of the Series C Preferred Stock held by such holder into a number of shares of Series B Conversion Stock in the same manner as provided in subsection (a) above, and then, into a number of shares of Common Stock in the same manner as provided in Article I,
                  Section 5 hereof, provided that if the Significant Transaction results in the holders of the outstanding equity securities of the Corporation immediately prior to such Significant Transaction holding securities representing less than 25% of the outstanding equity securities (on an as converted common stock basis) of the surviving entity immediately following the Significant Transaction, then, notwithstanding the provisions of Article II, Section 5(b)(i) hereof, the Series C Conversion Price shall be equal to the Fair Market Value (on an as converted to common stock basis), provided further that the Series C Conversion Price shall not be less than the Share Price Floor (as defined in Article II Section 6(a) hereof) (on an as converted to common stock basis) or greater than the Series C Conversion Price set forth in Article II, Section 5(b)(i) hereof (as might be adjusted as provided in Article II, Section 5(d) hereof)."

                  1.4 Section 9 of Article IV of the Certificate of Designations shall be amended and restated in its entirety to read as follows:

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                                    "9. Liquidation Event. The term "Liquidation
                  Event" means an event occasioned by, and including, (i) the liquidation, dissolution, bankruptcy or winding-up of the affairs of the Corporation (each, a "Wind-Up"), (ii) the sale of all or substantially all of the Corporation's assets (and "Asset Sale"), or (iii) the issuance by the Corporation of equity securities in a transaction or series of related transactions which results in the holders of the outstanding equity securities of the Corporation immediately prior to such transaction or series of related transactions holding securities representing less than 25% of the outstanding equity securities (on an as converted common stock basis) of the Corporation immediately following such transaction or series of related transactions."

         3. Existing Representations, Warrants and Covenants. The Company hereby represents and warrants that all representations and warranties contained in the Purchase Agreement and the Note are true and correct, in all material respects, and the Company has complied, and is presently in compliance, in all material respects, with all agreements and covenants set forth in the Transaction Documents, as of the date of this Agreement.

         4. Amendment and Waiver. This Agreement may not be modified or amended, or any of the provisions hereof waived, except by written agreement of the Company, EIS and EPIL dated after the date hereof.

         5. Headings. The section and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of the Agreement.

         6. Entire Agreement. This Agreement and the Transaction Documents contain the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings among the parties with respect thereto.

         7. Governing Law. This Agreement shall be governed in all respects by the laws of the State of New York, without giving effect to principles of conflicts of laws, and in accordance with the terms of Section 13 of the Purchase Agreement.

         8. Counterparts. This Agreement may be executed in any number of counterparts, including by facsimile signature, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         9. Expenses. Each of the parties shall be responsible for its own costs and expenses incurred in connection with the transactions contemplated hereby.

         10. Successors and Assigns. The provisions hereof shall inure to the benefit of, and be binding upon, the successors and assigns of the parties hereto.

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         11.      Severability. In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not be in any way affected or impaired thereby.

                     [The next page is the signature page.]



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         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first above written.

                               Incara Pharmaceuticals Corporation


                               By:
                                  ----------------------------------------------

                               Name:
                                    --------------------------------------------

                               Title:
                                     -------------------------------------------


                               Elan International Services, Ltd.
                               (sole shareholder of Series C Preferred Stock)

                               By:
                                  ----------------------------------------------

                               Name:
                                    --------------------------------------------

                               Title:
                                     -------------------------------------------



                               Elan Pharma International Limited


                               By:
                                  ----------------------------------------------

                               Name:
                                    --------------------------------------------

                               Title:
                                     -------------------------------------------




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